Contact:	Caitlin Gursslin
Investor Relations
(512) 683-8456

National Instruments Reports Record Annual and Quarterly Revenue
Company Drives Product Adoption Through Growth in Orders Over $20,000

AUSTIN, Texas – Jan. 31, 2013

Q4 2012 Highlights
•	Record revenue of $300 million, up 8 percent year-over-year on a GAAP basis and 7 percent year-over-year on a non-GAAP basis
•	GAAP gross margin of 75.2 percent and non-GAAP gross margin of 76.0 percent
•	Fully diluted GAAP EPS of $0.17
•	Fully diluted non-GAAP EPS of $0.29
•	EBITDA of $45 million, or $0.37 per share
•	$335 million in cash and short-term investments as of Dec. 31, 2012

National Instruments (Nasdaq: NATI) today announced record Q4 revenue of $300 million, an increase of 8 percent year-over-year on a GAAP basis and up 7 percent year-over-year on a non-GAAP basis. In Q4, orders between $20,000 and $100,000 were up by 6 percent year-over-year while orders over $100,000 grew 37 percent year-over-year. The company’s orders less than $20,000 decreased by 1 percent year-over-year, reflecting the continued weakness in the Global PMI in Q4.

GAAP net income was $21 million in Q4, with fully diluted earnings per share (EPS) of $0.17. Included in the GAAP results is a $6.8 million, or $0.06 per share, adjustment to the acquisition earn-out accrual related to NI’s acquisition of AWR in June 2011. This increase in the accrual is a result of AWR’s performance exceeding the company’s prior expectations.

Non-GAAP net income for Q4 was $35 million, with non-GAAP fully diluted EPS of $0.29. The company’s non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition accounting for deferred revenue, acquisition earn-out accrual, and acquisition-related transaction costs. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

A significant contributor to National Instruments’ success this year was winning the largest application sale in the history of the company. This application involves the use of NI LabVIEW system design software and the NI PXI hardware platform to rapidly develop a production test solution. In 2012, National Instruments received $59 million in orders for this application, and the company believes it will receive significant future orders from this customer during 2013.

“Since we founded the company in 1976, the role NI technology plays in building measurement systems has evolved substantially to best fit the changing needs of our customers,” said Dr. James Truchard, NI president, CEO and co-founder. “I remain optimistic that our differentiated approach through graphical system design, the industry shift away from rack-and-stack to a modular approach and our on-going commitment to customer success continue to set National Instruments apart from others in our industry.”

As the company previously announced, on Oct. 1, 2012, National Instruments created a new geographical territory in Asia, resulting in four regions: Americas, Europe, East Asia and Emerging Markets. Geographically, revenue in U.S. dollar terms for Q4 2012 compared to Q4 2011 was up 3 percent in the Americas, down 8 percent in Europe, up 24 percent in East Asia and up 42 percent in Emerging Markets. In local currency terms, revenue was down 5 percent in Europe, up 25 percent in East Asia and up 33 percent in Emerging Markets.

As of Dec. 31, NI had $335 million in cash and short-term investments, decreasing by $29 million from Q3. During the quarter, National Instruments paid $25 million for several acquisitions, including Signalion; distributed $17 million for dividends; and invested $10 million in the completion of its new manufacturing facility and the purchase of additional property. The National Instruments Board of Directors approved a quarterly dividend of $0.14 per share on the company’s common stock payable on March 11 to shareholders of record on Feb. 19.

National Instruments Reports Record Annual and Quarterly Revenue
Jan. 31, 2013

FY 2012 Highlights
•	Record revenue of $1.14 billion, up 12 percent year-over-year on a GAAP basis and up 10 percent year-over-year on a non-GAAP basis
•	GAAP gross margin of 75.5 percent
•	Non-GAAP gross margin of 76.4 percent
•	GAAP operating margin of 10 percent
•	Non-GAAP operating margin of 14.4 percent
•	Fully diluted GAAP EPS of $0.73
•	Fully diluted non-GAAP EPS of $1.03
•	Record annual revenue for PXI, CompactRIO and CompactDAQ products
•
  NI named to the Great Place to Work Institute’s 25 Best Multinational Companies to Work For list for the second consecutive year and its 100 Best Companies to Work For list for the 14th consecutive year

Full-year 2012 revenue was $1.14 billion, up 12 percent year-over-year on a GAAP basis and up 10 percent year-over-year on a non-GAAP basis. GAAP net income for 2012 was $90 million, with fully diluted GAAP EPS of $0.73, and non-GAAP net income was $127 million, with non-GAAP fully diluted EPS of $1.03.

“We believe our ability to grow revenue and maintain our operating profit in 2012, despite significant economic headwinds, demonstrated the strength of our disruptive approach,” said Alex Davern, EVP, COO and CFO. “Our goals for 2013 are to continue to leverage the investments we have already made to drive sustained revenue growth and to continue to drive toward our long-term target of 18 percent non-GAAP operating income.”

Guidance for Q1 2013

The company continues to be cautious in planning for 2013 and anticipates the Global PMI to remain weak through Q2. NI currently expects Q1 revenue to be between $276 million and $296 million. The company expects fully diluted GAAP EPS between $0.12 and $0.22, with non-GAAP fully diluted EPS expected to be between $0.19 and $0.29. Included in the guidance for Q1 is a $0.03 per share benefit from the recognition of the 2012 benefit of the R&D tax credit in Q1 2013.

Non-GAAP Presentation

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its revenue, gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three- and 12-month periods ending Dec. 31, 2012 and 2011, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP fully diluted EPS. When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company’s operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition accounting for deferred revenue, adjustments related to the company’s contract dispute with the GSA, acquisition-related adjustments and acquisition-related transaction costs in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets, to measure management performance for the purposes of executive compensation including payments to be made under bonus plans, to assist the public in measuring the company’s performance relative to the company’s long-term public performance goals, to allocate resources and, relative to the company’s historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.

This news release also discloses the company’s earnings before interest, taxes, depreciation and amortization (EBITDA) and EBITDA diluted EPS for the three- and 12-month periods ended Dec. 31, 2012 and 2011. The company believes that including the EBITDA results assists investors in assessing the company’s operational performance relative to its competitors. A reconciliation of EBITDA and EBITDA diluted EPS to GAAP net income and GAAP diluted EPS is included with this news release.

National Instruments Reports Record Annual and Quarterly Revenue
Jan. 31, 2013

Conference Call Information
Interested parties can listen to the Q4 2012 conference call today, Jan. 31, beginning at 4:00 p.m. CST, at ni.com/call. Additionally, a replay will be available shortly after the call ends through Feb. 5 at 7:00 p.m. CST by calling (855) 859-2056, confirmation code #85756419, or by visiting the company's website at ni.com/call.

Forward-Looking Statements
This release contains “forward-looking statements,” including statements related to the company’s belief it will receive significant future orders from a large customer during 2013, remaining optimistic that its differentiated approach sets NI apart from others in the industry; the strength of the company’s disruptive approach; the company’s goals for 2013; NI’s drive toward its long-term target of 18 percent non-GAAP operating income; anticipated weakness in the Global PMI through Q2; and NI’s Q1 guidance for revenue, GAAP and non-GAAP EPS, and expected benefit from the 2012 R&D tax credit. These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, component shortages, delays in the release of new products, fluctuations in customer demand for NI products, the company’s ability to effectively manage its operating expenses, manufacturing inefficiencies, adjustments to acquisition earn-out accruals, foreign exchange fluctuations and the impact of NI’s recent and any future acquisitions. Actual results may differ materially from the expected results.

The company directs readers to its Form 10-K for the fiscal year ended Dec. 31, 2011, its Form 10-Q for the quarter ended Sept. 30, 2012, and the other documents it files with the SEC for other risks associated with the company’s future performance.

About National Instruments
Since 1976, National Instruments (www.ni.com) has equipped engineers and scientists with tools that accelerate productivity, innovation and discovery. NI’s graphical system design approach to engineering provides an integrated software and hardware platform that speeds the development of any system needing measurement and control. The company’s long-term vision and focus on improving society through its technology supports the success of its customers, employees, suppliers and shareholders. Readers can obtain investment information from the company’s investor relations department by calling (512) 683-5090, emailing nati@ni.com or visiting www.ni.com/nati. (NATI-F)

CompactRIO, LabVIEW, National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

###

National Instruments
Consolidated Balance Sheets
(in thousands)

	Dec. 31, 2012	Dec. 31,
	(unaudited)	2011
Assets
Current assets:
Cash and cash equivalents	$161,996	$142,608
Short-term investments	173,166	223,504
Accounts receivable, net	187,060	157,056
Inventories, net	169,990	131,995
Prepaid expenses and other current assets	48,009	38,082
Deferred income taxes, net	27,479	26,304
Total current assets	767,700	719,549

Property and equipment, net	249,721	190,148
Goodwill	147,258	130,747
Intangible assets, net	93,913	83,866
Other long-term assets	26,177	29,984
Total assets	$1,284,769	$1,154,294

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$65,080	$41,111
Accrued compensation	29,978	29,616
Deferred revenue – current	90,714	80,059
Accrued expenses and other liabilities	34,373	37,612
Other taxes payable	24,811	24,507
Total current liabilities	244,956	212,905

Deferred income taxes	47,630	43,186
Liability for uncertain tax positions	20,920	19,494
Deferred revenue – long-term	20,446	10,015
Other long-term liabilities	11,689	16,683
Total liabilities	$345,641	$302,283

Stockholders’ equity:
Preferred stock	$-	$-
Common stock	1,229	1,207
Additional paid-in capital	532,845	471,830
Retained earnings	404,210	382,474
Accumulated other comprehensive income (loss)	844	(3,500)
Total stockholders’ equity	$939,128	$852,011
Total liabilities and stockholders’ equity	$1,284,769	$1,154,294

National Instruments
Consolidated Statements of Income
(in thousands, except per share data)

	Three Months Ended		12 Months Ended
	Dec. 31,		Dec. 31,
	(Unaudited)		(Unaudited)
	2012	2011	2012	2011
Net sales:
Product	$278,641	$256,606	$1,054,849	$955,613
Software maintenance	21,685	21,445	87,494	81,667
GSA accrual	-	-	1,349	(13,107)
Total net sales	300,326	278,051	1,143,692	1,024,173

Cost of sales:
Product	$73,465	$66,499	$274,839	$235,839
Software maintenance	1,116	888	5,435	5,125
Total cost of sales	74,581	67,387	280,274	240,964

Gross profit	$225,745	$210,664	$863,418	$783,209

Operating expenses:
Sales and marketing	$111,447	$102,221	$431,468	$388,768
Research and development	58,066	54,502	222,994	199,071
General and administrative	21,649	21,439	85,239	82,658
Acquisition-related adjustment	6,783	-	6,783	-
Total operating expenses	$197,945	$178,162	$746,484	$670,497

Operating income	$27,800	$32,502	$116,934	$112,712

Other income (expense):
Interest income	$221	$280	$716	$1,319
Net foreign exchange (loss)	(107)	(1,338)	(2,246)	(2,755)
Other income, net	77	78	(567)	(142)

Income before income taxes	$27,991	$31,522	$114,837	$111,134

Provision for (benefit from) income taxes	7,278	7,195	24,700	17,062

Net income	$20,713	$24,327	$90,137	$94,072

Basic earnings per share	$0.17	$0.20	$0.74	$0.79
Diluted earnings per share	$0.17	$0.20	$0.73	$0.78

Weighted average shares outstanding –
Basic	122,754	120,582	121,973	119,836
Diluted	123,375	121,453	122,977	121,220

Dividends declared per share	$0.14	$0.10	$0.56	$0.40

National Instruments
Consolidated Statements of Cash Flows
(in thousands)
	12 Months Ended
	Dec. 31,
	(Unaudited)
	2012	2011
Cash flow from operating activities:
Net income	$90,137	$94,072
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	58,686	49,897
Stock-based compensation	27,796	23,219
Tax expense (benefit) from deferred income taxes	1,853	(8,581)
Tax (benefit) from stock option plans	(2,198)	(5,151)
Changes in operating assets and liabilities:
Accounts receivable	(26,007)	(21,957)
Inventories	(36,154)	(11,817)
Prepaid expenses and other assets	(7,037)	(1,350)
Accounts payable	23,419	5,573
Deferred revenue	604	16,953
Taxes and other liabilities	1,417	29,041
Net cash provided by operating activities	$132, 516	$169,899

Cash flow from investing activities:
Capital expenditures	(89,073)	(54,830)
Capitalization of internally developed software	(11,721)	(12,065)
Additions to other intangibles	(1,890)	(5,035)
Acquisitions, net of cash received	(25,481)	(73,558)
Purchases of short-term investments	(188,098)	(257,449)
Sales and maturities of short-term investments	238,436	166,104
Net cash provided/(used) by investing activities	$(77,827)	$(236,833)

Cash flow from financing activities:
Proceeds from issuance of common stock	30,902	32,905
Dividends paid	(68,401)	(47,961)
Tax benefit from stock option plans	2,198	5,151
Net cash used by financing activities	$(35,301)	$(9,905)

Net change in cash and cash equivalents	19,388	(76,839)
Cash and cash equivalents at beginning of period	142,608	219,447
Cash and cash equivalents at end of period	$161,996	$142,608

Detail of GAAP Charges Related to Revenue, Stock-Based Compensation,
Amortization of Acquisition Intangibles and Acquisition-Related Transaction Costs
(in thousands)
(unaudited)

	Three Months Ended		12 Months Ended
	Dec. 31,		Dec. 31,
	2012	2011	2012	2011
Revenue
Acquisition-related deferred revenue	$-	$1,912	$2,156	$4,730
GSA accrual	-	-	(1,349)	13,107
Provision for income taxes	-	(669)	(282)	(6,242)
Total	$-	$1,243	$525	$11,595

Stock-based compensation
Cost of sales	$430	$411	$1,719	$1,527
Sales and marketing	3,033	2,702	11,612	9,711
Research and development	2,919	2,625	10,909	8,870
General and administrative	908	831	3,556	3,111
Provision for income taxes	(2,193)	(2,041)	(7,579)	(6,827)
Total	$5,097	$4,528	$20,217	$16,392

Amortization of acquisition intangibles
Cost of sales	$2,165	$2,469	$8,926	$7,064
Sales and marketing	476	447	1,819	1,071
Research and development	217	-	217	-
Other income, net	194	190	765	955
Provision for income taxes	(964)	(993)	(3,717)	(2,736)
Total	$2,088	$2,113	$8,010	$6,354

Acquisition-related transaction costs
Cost of sales	$(56)	$32	$(24)	$54
Sales and marketing	177	220	606	1,349
Research and development	165	106	360	176
General and administrative	355	47	393	505
Acquisition-related adjustment	6,783	-	6,783	-
Provision for income taxes	(105)	(142)	(348)	(288)
Total	$7,319	$263	$7,770	$1,796

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		12 Months Ended
	Dec. 31,		Dec. 31,
	2012	2011	2012	2011
Reconciliation of Net Sales to Non-GAAP Net Sales
Net sales, as reported	$300,326	$278,051	$1,143,692	$1,024,173
Acquisition-related deferred revenue	-	1,912	2,156	4,730
GSA accrual	-	-	(1,349)	13,107
Non-GAAP net sales	$300,326	$279,963	$1,144,499	$1,042,010

Reconciliation of Gross Profit to Non-GAAP Gross Profit
Gross profit, as reported	$225,745	$210,664	$863,418	$783,209
Acquisition-related deferred revenue and GSA accrual	-	1,912	807	17,837
Stock-based compensation	430	411	1,719	1,527
Amortization of acquisition intangibles	2,165	2,469	8,926	7,064
Acquisition-related transaction costs	(56)	32	(24)	54
Non-GAAP gross profit	$228,284	$215,488	$874,846	$809,691
Non-GAAP gross margin	76%	77%	76%	78%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Operating expenses, as reported	$197,945	$178,162	$746,484	$670,497
Stock-based compensation	(6,860)	(6,158)	(26,077)	(21,692)
Amortization of acquisition intangibles	(693)	(447)	(2,036)	(1,071)
Acquisition-related adjustment	(6,783)	-	(6,783)	-
Acquisition-related transaction costs	(697)	(373)	(1,359)	(2,030)
Non-GAAP operating expenses	$182,912	$171,184	$710,229	$645,704

Reconciliation of Operating Income to Non-GAAP Operating Income
Operating income, as reported	$27,800	$32,502	$116,934	$112,712
Acquisition-related deferred revenue and GSA accrual	-	1,912	807	17,837
Stock-based compensation	7,290	6,569	27,796	23,219
Amortization of acquisition intangibles	2,858	2,916	10,962	8,135
Acquisition-related adjustment	6,783	-	6,783	-
Acquisition-related transaction costs	641	405	1,335	2,084
Non-GAAP operating income	$45,372	$44,304	$164,617	$163,987
Non-GAAP operating margin	15%	16%	14%	16%

Reconciliation of Income Before Income Taxes to Non-GAAP Income Before Income Taxes
Income before income taxes, as reported	$27,991	$31,522	$114,837	$111,134
Acquisition-related deferred revenue and GSA accrual	-	1,912	807	17,837
Stock-based compensation	7,290	6,569	27,796	23,219
Amortization of acquisition intangibles	3,052	3,106	11,727	9,090
Acquisition-related adjustment	6,783	-	6,783	-
Acquisition-related transaction costs	641	405	1,335	2,084
Non-GAAP income before income taxes	$45,757	$43,514	$163,285	$163,364

Reconciliation of Provision for Income Taxes to Non-GAAP Provision for Income Taxes
Provision for (benefit from) income taxes, as reported	$7,278	$7,195	$24,700	$17,062
Acquisition-related deferred revenue and GSA accrual	-	669	282	6,242
Stock-based compensation	2,193	2,041	7,579	6,827
Amortization of acquisition intangibles	964	993	3,717	2,736
Acquisition-related transaction costs	105	142	348	288
Non-GAAP provision for income taxes	$10,540	$11,040	$36,626	$33,155

Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Basic EPS and Diluted EPS
(in thousands, except per share data)

(unaudited)

	Three Months Ended		12 Months Ended
	Dec. 31,		Dec. 31,
	2012	2011	2012	2011
Net income, as reported	$20,713	$24,327	$90,137	$94,072
Adjustments to reconcile net income to non-GAAP net income:
Acquisition-related deferred revenue and GSA accrual, net of tax effect	-	1,243	525	11,595
Stock-based compensation, net of tax effect	5,097	4,528	20,217	16,392
Amortization of acquisition intangibles, net of tax effect	2,088	2,113	8,010	6,354
Acquisition-related adjustment	6,783	-	6,783	-
Acquisition-related transaction costs, net of tax effect	536	263	987	1,796
Non-GAAP net income	$35,217	$32,474	$126,659	$130,209

Basic EPS, as reported	$0.17	$0.20	$0.74	$0.79
Adjustment to reconcile basic EPS to non-GAAP basic EPS:
Impact of acquisition-related deferred revenue and GSA accrual, net of tax effect	-	0.01	0.00	0.10
Impact of stock-based compensation, net of tax effect	0.04	0.04	0.16	0.14
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02	0.07	0.05
Impact of acquisition-related adjustment	0.06	-	0.06	-
Impact of acquisition-related transaction costs, net of tax effect	-	-	0.01	0.01
Non-GAAP basic EPS	$0.29	$0.27	$1.04	$1.09

Diluted EPS, as reported	$0.17	$0.20	$0.73	$0.78
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:
Impact of acquisition-related deferred revenue, net of tax effect	-	0.01	0.00	0.10
Impact of stock-based compensation, net of tax effect	0.04	0.04	0.16	0.13
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02	0.07	0.05
Impact of acquisition-related adjustment	0.06	-	0.06	-
Impact of acquisition-related transaction costs, net of tax effect	-	-	0.01	0.01
Non-GAAP diluted EPS	$0.29	$0.27	$1.03	$1.07

Weighted average shares outstanding -
Basic	122,754	120,582	121,973	119,836
Diluted	123,375	121,453	122,977	121,220

Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		12 Months Ended
	Dec. 31,		Dec. 31,
	2012	2011	2012	2011
Net income, as reported	$20,713	$24,327	$90,137	$94,072
Adjustments to reconcile net income to EBITDA:
Interest income	(221)	(280)	(716)	(1,319)
Taxes	7,278	7,195	24,700	17,062
Depreciation and amortization	17,657	14,152	58,686	49,897
EBITDA	$45,427	$45,394	$172,807	$159,712

Diluted EPS, as reported	$0.17	$0.20	$0.73	$0.78
Adjustment to reconcile diluted EPS to EBITDA:
Interest income	-	(0.01)	(0.00)	(0.01)
Taxes	0.06	0.06	0.20	0.14
Depreciation and amortization	0.14	0.12	0.48	0.41
EBITDA diluted EPS	$0.37	$0.37	$1.41	$1.32

Weighted average shares outstanding - diluted	123,375	121,453	122,977	121,220

National Instruments
Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)

	Three months ended
	March 31, 2013
	Low	High
GAAP fully diluted EPS, guidance	$0.12	$0.22
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:
Impact of stock-based compensation, net of tax effect	0.05	0.05
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02

Non-GAAP diluted EPS, guidance	$0.19	$0.29